UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549
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                                    Form 8-K

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                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           Date Of Report (Date Of Earliest Event Reported): 3/21/10

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                               PURESPECTRUM, INC.
             (Exact Name of Registrant as Specified in its Charter)

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                       Commission File Number: 333-148158

        Delaware                                              41-2233202
(State or Other Jurisdiction Of                            (I.R.S. Employer
Incorporation or Organization)                            Identification No.)

                               340 Eisenhower Dr.
                            Building 600, Suite 610
                            Savannah, Georgia 31406
          (Address of Principal Executive Offices, Including Zip Code)

                                  912-961-4980
              (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR2 40.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act(17 CFR240.13e-4(c))

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Item 5.02     Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 21, 2010 Gregory J. McLean resigned as the Company's Chief Financial Officer. Mr. McLean's resignation was effective immediately.

On March 24, 2010, the Board of Directors appointed Susan W. Norton as Acting Chief Financial Officer. Ms. Norton, age 52, has served as the Company's Vice President of Administration since January 14, 2010, and the Company's Director of Accounting/IT during November 3, 2009 - January 14, 2010. Prior to November 3, 2009, she held several senior accounting and financial positions with PureSpectrum, Inc., a Nevada corporation and the Company's predecessor (PSPM). Prior to joining PSPM in 2008, Ms. Norton held a number of senior accounting positions at Armstrong Atlantic State University (AASU). She is the wife of William R. Norton, the Company's Executive Vice President, Secretary and Director.

On March 24, 2010, the Board of Directors filled a vacancy by electing Peter W. Krull a director. Mr. Krull, age 40, has served as the President of Krull & Company, a member of the Minerva Planning Group, A Registered Investment Advisor, a Darien, Georgia-based financial advisory company, since 2004. Before founding Krull & Company, he worked as an investment counselor and financial advisor for BB&T Investments and Merrill Lynch & Co., Inc. Krull & Company specializes in providing socially responsible and environmentally sustainable financial services. Mr. Krull has been a writer and frequent speaker on the subject of socially and environmentally responsible investment strategies. He serves on the Board of Trustees of the Science Museum of West Virginia and is active with the Sierra Club, Altamaha Riverkeeper and the Friends of the UGA Marine Institute. Mr. Krull will serve on the Company's Audit Committee.

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                                  Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PureSpectrum, Inc.

Date: March 25, 2010                   By:     /S/ William R. Norton
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                                               Name:  William R. Norton
                                               Title: Executive Vice President

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